UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report: November 15, 2013

(Date of earliest event reported)

Oragenics, Inc.

(Exact name of registrant as specified in its charter)

FL	001-32188	59-3410522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4902 Eisenhower Boulevard, Suite 125 Tampa, FL	33634
(Address of principal executive offices)	(Zip Code)

813-286-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 15, 2013, Oragenics, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and between the Company and Griffin Securities, Inc. (the “Underwriter”), relating to an underwritten offering of 4,400,000 shares of the Company’s Common Stock, par value $.001 at a public offering price of $2.50 per share for aggregate gross proceeds of $11.0 million, prior to underwriting discounts and offering expenses.

The offering is being made pursuant to a final prospectus supplement dated November 15, 2013 and an accompanying prospectus dated August 26, 2013 filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), in connection with a takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-190609), which became effective on August 26, 2013. The offering is expected to close on November 20, 2013, subject to the satisfaction of customary closing conditions as set forth in the Underwriting Agreement. The underwriting agreement contains customary representations, warranties, and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act, as amended, other obligations of the parties, and termination provisions.

A copy of the underwriting agreement is attached as Exhibit 1.1 and is incorporated herein by reference. The foregoing is only a brief description of the material terms of the underwriting agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibit. The prospectus supplement relating to the offering has been filed with the Commission. A copy of the opinion of Shumaker, Loop & Kendrick, LLP relating to the validity of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

On November 15, 2013, we issued a press release announcing the pricing of the offering and the entry into the Underwriting Agreement described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 8.01 of Form 8-K, including Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Oragenics, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated November 15, 2013 between the Company and Griffin Securities, Inc.

5.1	Opinion of Shumaker, Loop & Kendrick, LLP

23.1	Consent of Shumaker, Loop & Kendrick, LLP (included as part of Exhibit 5.1)

99.1	Press Release dated November 15, 2013.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 15th day of November, 2013.

ORAGENICS, INC. (Registrant)

BY:	/s/ John N. Bonfiglio
John N. Bonfiglio
Chief Executive Officer